SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      February 4, 1998 (November 26, 1997)
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                      Advanced Communication Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



           0-22737                                    54-1421222
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   (Commission File Number)                (IRS Employer Identification No.)


           10089 Lee Highway, Fairfax, Virginia             22030
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         (Address of Principal Executive Offices)         (Zip Code)


                                 (703) 934-8130
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              (Registrant's Telephone Number, Including Area Code)

                  On December 5, 1997, Advanced Communication Systems, Inc., a Delaware corporation ("ACS"), filed a Current Report on Form 8-K with respect to its November 26, 1997, acquisition (the "Acquisition") of all the outstanding shares of Integrated Systems Control, Inc., a Virginia corporation ("ISC"). Such Form 8-K was filed without the financial statements and pro forma financial information required by Item 7 of Form 8-K, as it was impracticable to do so at that time. This Current Report on Form 8-K/A provides such required information.

Item 7.           Financial Statements and Exhibits

                  (a) The audited balance sheets of ISC, including independent auditor's report thereon, as of September 30, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the years then ended, are included at Exhibit 99(a) and incorporated herein by reference.

                  (b) Pro forma unaudited financial information for ACS giving effect to the Acquisition as of and for the fiscal year ended September 30, 1997, is included at Exhibit 99(b) and incorporated herein by reference.

                  (c)  Exhibits:

                           99(a)  Audited  balance  sheets  of  ISC,   including
                  independent auditor's report thereon, as of September 30, 1997 and 1996, and the related statements of income, retained earnings and cash flows for the years then ended.
                           99(b) Unaudited pro forma  financial  information for
                  ACS giving effect to the Acquisition as of, and for the period ended September 30, 1997.



                                                   Signature

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 4, 1998               Advanced Communication Systems, Inc.

                                                 /S/ Dev Ganesan
                                      -----------------------------------
                                                  Dev Ganesan
                                    Executive Vice President, Chief Financial
                                              Officer and Treasurer